UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 9, 2010

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant’s Certifying Accountant.

As previously disclosed by Ameriprise Financial, Inc. (the “Company”) on its Forms 8-K filed May 24, 2010 and June 10, 2010 and its Form 8-K/A filed June 16, 2010, the Audit Committee of the Board of Directors of the Company determined not to engage Ernst & Young LLP (“EY”) as the Company’s independent registered public accountants (“auditors”) for the fiscal year ending December 31, 2011.  The Company’s Form 8-K filed June 10, 2010 and its Form 8-K/A filed June 16, 2010 also disclosed the Audit Committee’s approval of the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s auditors beginning with the 2011 fiscal year pursuant to a mutually agreed-upon engagement letter dated June 9, 2010.

This Form 8-K/A further amends the Form 8-K filed by the Company on June 10, 2010 to confirm that, upon EY’s delivery of its Report of Independent Registered Public Accounting Firm dated February 28, 2011 in connection with the Company’s filing of its Annual Report on Form 10-K, EY concluded the 2010 fiscal year audit for the Company and completed its engagement.

EY’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the interim period between December 31, 2010 and the date of filing of this Form 8-K/A, and the years ended December 31, 2010 and December 31, 2009, there were no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its report for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EY with a copy of the foregoing disclosures. A copy of EY’s letter dated March 1, 2011 stating its agreement with the above statements is attached as Exhibit 16.2.

During the period from January 1, 2010 through June 9, 2010 and the fiscal years ended December 31, 2009 and December 31, 2008, neither the Company nor anyone acting on the Company’s behalf consulted with PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.                              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1

Letter from Ernst & Young LLP, dated June 15, 2010, regarding the change in certifying accountant (incorporated by reference to Exhibit 16.1 to Amendment No. 1 to Current Report on Form 8-K/A, File No. 1-32525, filed on June 16, 2010).

16.2	Letter from Ernst & Young LLP, dated March 1, 2011, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: March 1, 2011	By:	/s/ David H. Weiser
David H. Weiser
Senior Vice President and
Assistant General Counsel